WEITZ PARTNERS, INC.

Partners Value Fund

Q U A R T E R L Y

R E P O R T

June 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	12/31/01	–0.9	–11.8
12/31/91	28.1	30.2	6/30/02††	–13.7	–13.2
12/31/92	15.1	7.6	Cumulative	1,562.5	933.0
12/31/93	23.0	10.1
			Average Annual Compound Growth (Since inception June 1, 1983)	15.9	13.0

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 2002, was –18.7%, 14.5% and 16.7%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/02 through 6/30/02

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

June 30, 2002 – Quarterly Report

July 9, 2002

Dear Fellow Shareholder:

     After bucking the downtrend in the market for the past two years, we “participated” (all too fully) in the decline in the 2nd quarter of 2002. Our Fund was down –13.3% (after deducting expenses) vs. –13.4% for the S&P 500. This brings our year-to-date total return to –13.7% vs. –13.2% for the S&P.

     The longer-term record may provide some perspective, if not comfort. This table compares our Fund to the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses, except the 10-year Nasdaq number for which reinvestment of dividend information was not available.)

	1-Year	3-Years	5-Years	10-Years

Weitz Partners Value Fund	–18.7%	2.2%	14.5%	16.7%
S&P 500	–18.0	–9.2	3.7	11.4
Russell 2000	–8.6	1.7	4.4	11.0
Nasdaq	–32.1	–18.1	0.6	10.0
Average Growth and Income Fund*	–14.5	–5.1	3.8	10.6

*Source: Lipper Analytical Services

What’s Going On? How Bad Will It Get?

     These are the questions that seem to be on shareholders’ minds these days. The bear market that started in early 2000 is getting ugly and affecting a broader range of businesses:

  Companies that built too much production or network capacity with borrowed money are having trouble servicing their debt—and the companies that loaned them the capital are facing major losses;

  Accounting fraud and management malfeasance have cost investors hundreds of billions—not to mention shaking their confidence in American business;

  The economy—while never officially in recession—has many weak sectors, such as hotels, media and advertising, and some that are in full-scale depressions such as telecommunications and airlines;

  Threats of additional terrorist attacks have added to general investor uneasiness and have caused weakness in stocks of various kinds of businesses;

  Finally, some very good companies are being given lower valuations as investors realize that earnings levels and growth rates may have been legally inflated by pension gains that are unsustainable and failure to recognize the cost of issuing stock options as compensation.

     Investors are generally very resilient, but two years of declining stock prices and the constant barrage of bad news have finally shaken the faith of even the most courageous investors. The S&P 500 and Nasdaq Composite are down roughly 35% and 71%, respectively, from their 2000 highs. The gloom is so thick that you might expect that the selling is over-done. We think this is the case in some of the most depressed areas, such as telecom and cable television. On the other hand, many stocks are still expensive by historical standards based on relationships of prices to earnings, book values, dividends, free cash flow, etc.

     We are firm believers that individual stock prices eventually reflect the underlying business values of their respective companies, but it is impossible to predict how the revaluation process will unfold. We could have continued dramatic declines that set the stage for a strong recovery, as in 1974 and 1987. Or, we may see 5 or 10 years of a trading range that could be good for stock pickers but mediocre for average stock market returns. Our game plan is to try to buy good companies at attractive prices and to hold them until their value is discovered by others. In the meantime, we will probably have to endure continued volatility.

Our Portfolio

     Now, let’s get specific about our exposure to the controversial stocks of the day. All of our positions are listed by industry category later in this report, but when thinking about downside risk, it is very important to look at each company separately. Our weakest links this year have obviously been the telecom and cable stocks, but within those industry groups, the vast majority of our asset exposure is in companies with strong balance sheets and no hints of management or accounting impropriety.

     The one glaring case of alleged fraud—Adelphia—cost us about 3% of our assets. We met with management several times and they looked us in the eye and apparently lied. It is embarrassing and maddening to have fallen for their lines, but there is virtually no downside exposure from here. (We are working with other shareholders to try to salvage some assets for equity holders, but it is premature to predict the outcome.)

     The other cable television providers, Comcast, AT&T (which is primarily a cable company and is to merge with Comcast later this year), Insight, and Charter make up about 8% of the portfolio and Liberty Media, which owns programming and other cable-related assets, accounts for over 6%. Investors are worried by superficial similarities with Adelphia and fears of liquidity issues for companies that have invested heavily in their early years to build cash flow generating businesses. Charter (2%), and to a lesser extent, Insight (1%) do have very leveraged balance sheets, but we feel very good about the economics of these businesses and think the stocks are very cheap.

    In the telecom arena, Qwest has cost us roughly 5% of assets. We originally bought Qwest because we believed that the U.S.West assets alone were worth well over $10 per share, and that their balance sheet and questions about previous accounting methods were distracting investors from the underlying business values. We still believe the basic premise, and are hopeful that new management will be able to refocus the company on the basic regional bell business and strengthen the balance sheet. If we are wrong, the additional downside risk at June 30 was about 2%.

     Other telecom stocks make up less than 10% of the portfolio. Roughly 8.5% of this 10% is invested in three stocks: TDS, Alltel, and Citizens Communications. All three are financially sound providers of rural telephone service. Their prices are depressed because of guilt by association and fears of increased competition, but they are well-financed, well-managed companies in the most stable, least competitive corners of the telecom industry.

     The other 74% of the Fund (excluding cable television, telecommunications and Liberty Media) is made up of less controversial (though less cheap) companies in a variety of industries, plus cash and reserves of 21.5%. Banks and other financial services, lodging, and other real estate stocks (which were all problem areas for us at one time or another in the past) have generally been doing well this year. Media, consumer, and other groups have been affected by the sluggish economy but we think their long-term prospects are very good. One of our companies, Berkshire Hathaway (5%), is especially well-positioned to take advantage of both a chaotic insurance market (less competition and dramatically higher rates) and a falling stock market (over $20,000 per share in cash and bonds available for Warren Buffett to redeploy if great bargains arise).

     I don’t know what is going to happen in the short run. We have been through these times before and the long-term results have been good (see table above). Nothing is certain in stock investing, but I believe in our investment process—99% of my family’s liquid assets are invested in our company’s portfolios (over 80% in the stock variety)—and I feel good about our chances of earning reasonable returns over the years. Stock investing is not as easy as it seemed in the ‘80’s and ‘90’s, but I think it is worth the effort for those who can live with some volatility.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities
June 30, 2002
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 78.5%
	Banking — 15.9%
2,969,500	Golden State Bancorp, Inc.	$55,535,865	$107,644,375
1,474,400	Greenpoint Financial Corp.	28,575,762	72,393,040
450,800	North Fork Bancorporation, Inc.	6,945,687	17,946,348
3,041,846	U.S. Bancorp	51,519,885	71,027,104
4,100,000	Washington Mutual, Inc.	112,736,737	152,151,000

		255,313,936	421,161,867

	Cable Television — 7.8%
8,167,995	Adelphia Communications Corp. CL A*	119,728,906	1,306,879
4,606,400	AT&T Corp.	72,430,718	49,288,480
13,633,000	Charter Communications, Inc., CL A*	118,502,126	55,622,640
2,793,500	Comcast Corp. Special - CL A*	83,905,569	66,597,040
2,946,170	Insight Communications Co.*	53,222,554	34,558,574

		447,789,873	207,373,613

	Consumer Products and Services — 2.0%
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	319,200
3,677,200	Six Flags, Inc.*	59,102,468	53,135,540

		59,315,193	53,454,740

	Financial Services — 5.3%
949	Berkshire Hathaway, Inc. CL A*	53,687,098	63,393,200
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	76,065,466
460,500	Imperial Credit Industries, Inc.*	239,460	11,973

		119,743,512	139,470,639

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	122,348	371,666

	Lodging and Gaming — 9.4%
1,424,500	Extended Stay America, Inc.*	8,928,460	23,105,390
6,574,300	Hilton Hotels Corp.	58,914,033	91,382,770
13,142,700	Park Place Entertainment Corp.*	133,223,098	134,712,675

		201,065,591	249,200,835

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Media and Entertainment — 10.1%
114,800	Daily Journal Corp.*†	$2,952,881	$2,984,800
18,067,700	Liberty Media Corp.-A*	227,344,419	180,677,000
400,100	Valassis Communications, Inc.*	6,758,335	14,603,650
125,000	Washington Post Co. CL B	63,730,250	68,125,000

		300,785,885	266,390,450

	Mortgage Banking — 2.9%
1,574,700	Countrywide Credit Industries, Inc.	42,971,313	75,979,275

	Printing Services — 0.5%
2,751,600	Mail-Well, Inc.*†	23,113,253	14,308,320

	Real Estate and Construction — 2.4%
2,496,700	Catellus Development Corp.*	35,680,420	50,982,614
369,300	Forest City Enterprises, Inc. CL A	5,137,132	12,833,175

		40,817,552	63,815,789

	Real Estate Investment Trusts — 6.0%
14,600	Archstone-Smith Trust	379,362	389,820
87,700	Avalonbay Communities, Inc.	4,018,156	4,095,590
10,535,100	Host Marriott Corp.	98,252,927	119,046,630
20,935	Medical Office Properties, Inc. Units**#	2,088,266	1,046,750
457,830	Newcastle Investment Holdings, Inc.#	8,176,916	7,783,110
820,352	Redwood Trust, Inc.†	15,126,258	25,841,088
7,900	Vornado Realty Trust	339,700	364,980

		128,381,585	158,567,968

	Retail — 3.1%
56,000	Big Lots, Inc.	613,921	1,102,080
2,775,400	Safeway, Inc.*	103,743,003	81,013,926

		104,356,924	82,116,006

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Telecommunications — 11.3%
1,488,500	Alltel Corp.	$79,644,633	$69,959,500
1,757,735	AT&T Wireless Services, Inc.*	27,031,798	10,282,750
491,692	Centennial Communications Corp.*	4,559,317	1,199,728
10,473,900	Citizens Communications Co.*	128,765,946	87,561,804
220,775	Corecomm, Ltd.*	27,597	8,831
18,578,000	Qwest Communications International, Inc.*	226,092,483	52,018,400
1,138,000	Sprint Corp.	21,622,000	12,074,180
1,039,800	Telephone and Data Systems, Inc.	76,982,914	62,959,890
111,100	United States Cellular Corp.*	5,212,245	2,827,495

		569,938,933	298,892,578

	Utilities — 1.8%
3,158,900	Westar Energy, Inc.	62,809,288	48,489,115

	Total Common Stocks	2,356,525,186	2,079,592,861

Face amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 4.0%
$40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,541,474	40,354,280
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,663,722	60,970,320
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,481	2,708,358
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,057,792

	Total U.S. Government and Agency Securities	104,706,677	107,090,750

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Face amount		Cost	Value

	SHORT–TERM SECURITIES — 17.5%
$50,662,765	Milestone Treasury Obligations Portfolio	$50,662,765	$50,662,765
37,066,900	Wells Fargo Government Money Market Fund	37,066,900	37,066,900
50,000,000	Fannie Mae Discount Note 7/17/02	49,960,667	49,962,200
86,000,000	Federal Home Loan Bank Discount Note 8/21/02	85,792,274	85,792,912
242,000,000	U.S. Treasury Bill due 9/05/02	241,240,679	241,285,616

	Total Short–Term Securities	464,723,285	464,770,393

	Total Investments in Securities	$2,925,955,148	2,651,454,004

	Covered Call Options Written — 0.0%		(384,750)
	Other Liabilities in Excess of Other Assets — 0.0%		(31,885)

	Total Net Assets — 100%		$2,651,037,369

	Net Asset Value Per Share		$17.88

No. of contracts		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
1,900	Valassis Communications, Inc.*	July 2002/35	$(384,750)

	(premiums received $623,282)

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

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Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/26/02